                                 AMENDMENT NO. 5

                                       TO

                        INDENTURE AND SERVICING AGREEMENT
                              (Warehouse Facility)

                                  -------------

                           CREDITRUST FUNDING I, LLC,
                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                         as Trustee and Backup Servicer

                                       and

                        ASSET GUARANTY INSURANCE COMPANY,
                                 as Note Insurer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                              as Successor Servicer

                                       and

                           NCO FINANCIAL SYSTEMS, INC.
                              as Successor Servicer


                          Dated as of February __, 2001


                                  -------------


                    CREDITRUST WAREHOUSE NOTES, SERIES 1998-A


                               -------------------

                                 AMENDMENT NO. 5
                                       to
                        INDENTURE AND SERVICING AGREEMENT
                              (Warehouse Facility)

     This Amendment No. 5 to Indenture and Servicing Agreement, dated as of February __, 2001 (this "Amendment No. 5"), is executed by and among Creditrust Funding I, LLC, as issuer (the "Issuer"), Wells Fargo Bank Minnesota, National Association ("Wells"), as trustee (in such capacity, the "Trustee") and as backup servicer (in such capacity, the "Backup Servicer"), Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"), Wells, as "Successor Servicer" under the 98-A Indenture (as such term is defined below) and NCO Financial Systems, Inc., a Pennsylvania corporation, as successor servicer (in such capacity, "NCOFS").

                                    RECITALS

     WHEREAS, the Issuer, the Trustee, the Backup Servicer, Creditrust Corporation ("Creditrust") as initial servicer, and the Note Insurer have executed and delivered an Indenture and Servicing Agreement dated as of September 1, 1998, as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, Amendment No. 2 to Indenture and Servicing Agreement dated as of March 15, 1999, Amendment No. 3 to Indenture and Servicing Agreement dated as of December 21, 1999, and Amendment No. 4 to Indenture and Servicing Agreement dated as of February 29, 2000 (collectively, the "98-A Indenture" ; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the 98-A Indenture), relating to the Issuer's variable rate Creditrust Warehouse Notes, Series 1998-A;

     WHEREAS, the term of Creditrust as the initial Servicer expired on April 1, 2000, at which time Wells became the Successor Servicer;

     WHEREAS, in connection with (i) the filing by Creditrust of its voluntary bankruptcy petition on June 21, 2000 (the "Bankruptcy Case"), (ii) the litigation brought by Creditrust against the Note Insurer and others, (iii) litigation brought by the Note Insurer against Creditrust and others, and (iv) the proposed merger of Creditrust with and into NCO Portfolio Funding, Inc. ("NPFI"; the merged entity being referred to herein as "Reorganized NPFI"), a non-wholly owned subsidiary of NCO Group, Inc. ("NCOG"), each of Creditrust, the
Note Insurer, Enhance Financial Services Group, Inc. ("EFS"), Charles Henneman ("Henneman"), Joseph K. Rensin ("Rensin"), Creditrust SPV98-2, LLC (the "Pool 98-2 Issuer"), the Issuer, NCOFS and NPFI entered into a Settlement Agreement on October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement, a copy of which, as so amended, is attached hereto as Exhibit A-1 (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof, the "Settlement Agreement"; capitalized terms used and not otherwise defined herein or in the 98-A Indenture shall have the meanings assigned to such terms in the Settlement Agreement), which Settlement Agreement, among other things, provides for the settlement of such litigation;

     WHEREAS, the Settlement Agreement also provides for the appointment of NCOFS as Successor Servicer no later than the effective date (the "Plan Effective Date") of the Fifth Amended Plan of Reorganization dated as of December 21, 2000 filed by Creditrust in the Bankruptcy Case (as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter, the "Plan"), and in order to, among other things, effect such appointment, the Note Insurer shall, prior to or contemporaneously with the effectiveness of this Amendment No. 5, deliver to the Trustee a letter of direction in the form attached hereto as Exhibit B (the "Direction Letter");

     WHEREAS, in connection with (i) the filing of the Bankruptcy Case, (ii) the proposed settlement by the Trustee of its proofs of claim filed in the Bankruptcy Case, (iii) the proposed settlement of all other disputes among the parties to the 98-A Indenture, Creditrust and Coldata, Inc.("Coldata"), and (iv) the appointment of NCOFS as Successor Servicer, each of the Trustee, the Backup Servicer, the current Successor Servicer, NCOFS, NCOG, Reorganized NPFI, the
Note Insurer, Creditrust and Coldata have entered into a Settlement Agreement, dated January 18, 2001, a copy of which is attached hereto as Exhibit A-2 (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof, the "Wells Fargo Settlement Agreement"), which agreement provides for, among other things, the settlement of such proofs of claim and disputes;

     WHEREAS, in order to facilitate the appointment of NCOFS as Successor Servicer, as required by each of the Settlement Agreement and the Wells Fargo Settlement Agreement, and the performance by NCOFS of its obligations as Successor Servicer thereafter, the parties hereto desire to make certain modifications to the 98-A Indenture, which modifications shall become effective immediately upon the Amendment Effective Date (as such term is defined in Section 3.1 below), and such modifications are provided for herein; and

     WHEREAS, the Settlement Agreement and the Wells Fargo Settlement Agreement also contemplate the making of certain modifications to other provisions of the 98-A Indenture which are intended by the parties thereto to become effective upon the Amendment Effective Date, and such modifications are provided for herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                   ARTICLE I
                    AMENDMENTS RELATING TO SERVICING TRANSFER

     SECTION 1.1. Appointment and Acceptance.

     (a) By executing its signature page of this Amendment No. 5 below, Wells confirms that it has received the Direction Letter as of the date first set forth above, and as of the Amendment Effective Date (as such term is defined below), hereby (i) accepts and acknowledges its termination as Successor Servicer under the 98-A Indenture and under the Insurance Agreement, (ii) appoints (in its capacity as Trustee) NCOFS as Successor Servicer under the 98-A Indenture and under the Insurance

          Agreement, (iii) requests Coldata (Wells' Subservicer) to cooperate with AGIC and NCOFS in the transition to NCOFS as Successor Servicer, and (iv) acknowledges that it continues to serve as the Backup Servicer under and pursuant to the terms of the 98-A Indenture; AGIC further instructs Wells, and Wells agrees, to provide (or to request Coldata to provide) NCOFS or Creditrust with such information and data concerning the Receivables as NCOFS may reasonably request in connection with such transition of servicing, including without limitation the information and data referred to in Exhibit D of the Wells Fargo Settlement Agreement, in each case to the extent that Coldata has received such information or data from Creditrust or in its capacity as Subservicer or agent for Wells Fargo as Successor Servicer prior to the Plan Effective Date.

     (b) By executing its signature page of this Amendment No. 5 below, NCOFS hereby accepts, on and as of the Amendment Effective Date, its appointment as Successor Servicer under Section 8.03 of the 98-A Indenture, as modified pursuant to the terms of this Amendment No. 5, and under Section 5.04 of the Insurance Agreement, as modified pursuant to the terms of the Insurance Agreement Amendment Side Letter (as described in Section 3.1(g) below), and agrees to bound by the terms and provisions of the 98-A Indenture (as amended pursuant to the terms hereof) and the Insurance Agreement (pursuant to the terms of
          Section 5.04 thereof), in each case as Successor Servicer; provided, however, NCOFS shall not assume any obligations or liabilities whatsoever under any of the Transaction Documents, other than the 98-A Indenture and the Insurance Agreement; provided further, however, that in no event is NCOFS hereby assuming any of the obligations of Creditrust which arose prior to the Amendment Effective Date.


     SECTION 1.2. Amendments to 98-A Indenture Relating to the Servicing Transfer. The 98-A Indenture is amended and/or modified as of the Amendment Effective Date (as defined in Section 3.1 below), as follows:

     (a) Section 1.01 is amended to insert the following definition: "'NCO Entities' means NCOFS and NPFI, collectively."

     (b) Section 1.01 is amended to insert the following definition: "'NCOFS' means NCO Financial Systems, Inc., a Pennsylvania corporation."

     (c) Section 1.01 is amended to insert the following definition: "'NPFI' means NCO Portfolio Funding, Inc., a Pennsylvania corporation."

     (d) Section 1.01 is amended to insert the following definition: "'Plan Effective Date' has the meaning set forth in Amendment No. 5 to this Agreement."

     (e)  Section 1.01 is amended to insert the following definition:
          "'Quick-Draft' has the meaning set forth in Exhibit J to Amendment No. 5 to this Agreement.".

     (f)  Section 1.01 is amended to insert the following definition:
          "'Quick-Payments' has the meaning set forth in Exhibit J to Amendment No. 5 to this Agreement.".

     (g) The definition of the term "Servicing Fee" in Section 1.01 is deleted in its entirety and replaced with the following:

               "'Servicing Fee' means the fee payable to the Servicer on each Payment Date, calculated pursuant to Section 3.05, for services rendered during the related Collection Period, which shall be (i) for any Payment Date on which NCOFS or any Affiliate thereof is the Servicer, equal to 25% of all Net Proceeds collected, received or otherwise recovered from or for the account of the Obligors during such Collection Period and (ii) for any Payment Date on which a party other than NCOFS or any Affiliate thereof is the Servicer or the Successor Servicer, equal to 35% of all Net Proceeds collected, received or otherwise recovered from or for the account of the Obligors during such Collection Period; provided that at any time during which a party other than NCOFS or any Affiliate thereof is the Servicer or the Successor Servicer, the term "Servicing Fee" shall also mean and include the additional amounts payable to a Successor Servicer, subject and pursuant to Section 8.03 (all amounts in excess thereof are herein referred to as the "Additional Service Fee"); provided, however, that the terms "Servicing Fee" and "Additional Service Fee" shall not include any such additional amounts under
          Section 8.03 hereof in the event that NCOFS or any Affiliate thereof is then the Successor Servicer."

     (h) Section 2.06(b) is amended to replace the reference to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (i) Section 2.06 is further amended to insert a new subsection (d) as follows:


               "(d) In its capacity as a Successor Servicer, NCOFS hereby acknowledges and agrees that neither it nor any other NCO Entity has any ownership interests in or to the Receivables or in the proceeds thereof (other than such rights which NPFI may have as a holder of a membership interest in the Issuer), and such Receivables and proceeds which are or will be under the control or in the possession of NCOFS will be held by it solely as bailee on behalf of the Trustee for the benefit of the Noteholders and the Note Insurer (subject to any rights of NCOFS to receive distributions therefrom pursuant to and in accordance with the applicable terms of the Indenture in the form of Servicing Fees and other amounts, if any). The Trustee shall have the right to assert and contest any claim to Receivables and proceeds thereof by NCOFS as Servicing Fees or other charges."

     (j) Section 2.08 is amended to insert the following language after the phrase "negligence of the Trustee" and just prior to the period therein: "; provided further, however, that NCOFS as Successor Servicer shall have no liability to indemnify the Trustee for any acts or omissions of Creditrust, Coldata or Wells Fargo Bank Minnesota, National Association, in their respective capacities as predecessor Servicers."

     (k) Section 2.10 is amended to replace the second reference therein to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (l) Section 3.04 is amended to insert the following sentence at the end thereof:

               "Notwithstanding anything herein or elsewhere to the contrary, NCOFS, as Successor Servicer, shall have no liability under this
               Section 3.04 for any actions or failures to act on the part of any predecessor Servicer.".

     (m)  Section 3.06 is amended to insert the following subsections:


                    "(c) On or before 11:00 a.m. New York, New York time on each
               Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee a monthly updated electronic account level report relating to the most recently concluded Collection Period (with both historical-to-date data, commencing with the inception of servicing under the Indenture by such Servicer, and ongoing month-by-month data) of all Receivables transactions taking place during the relevant periods, on an account-by-account basis and a portfolio-by-portfolio basis, including client account numbers, portfolio identification, transaction dates, transaction amounts and transaction codes describing the purpose/type of transaction (and in connection therewith, the Servicer shall provide to the Trustee and the Note Insurer a copy of its then current transaction code key within sixty (60) days after the Amendment Effective Date, as well as periodic updates of the transaction code key as appropriate to permit the Trustee and the Note Insurer to understand the codes used in any such report).

                    (d) On or before 11:00 a.m. New York, New York time on each
               Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee monthly updated copies of the journal entries, in legible form (commencing with the inception of servicing under the Indenture by such Servicer), reflecting communications with each Obligor on a monthly basis relating to the then most recently concluded Collection Period, or otherwise as the Trustee may request (and in connection therewith, such Servicer shall provide to the Trustee a copy of its then current abbreviation key within sixty (60) days after the Amendment Effective Date, as well as periodic updates of the abbreviation key as appropriate to permit the Trustee to understand the codes used in any such journal entry).

                    (e) Promptly upon the request of the Trustee or the Note
               Insurer therefor, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee or the Note Insurer, as the case may be, each then existing log of positive or negative comments relating to one or more Obligors.

                    (f) On or before 11:00 a.m. New York, New York time on each
               Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee a cash reconciliation of receipts relating to each Receivable on a monthly basis for the Collection Period then most recently concluded, on an account-by-account basis and a portfolio-by-portfolio basis.

                    (g) Promptly upon the request of the Trustee or the Note
               Insurer therefor, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee or the Note Insurer, as the case may be, such other reports regarding the Receivables and proceeds thereof as the Trustee may reasonably request from the information on the related records and systems maintained by such Servicer.

                    (h) The Trustee shall hold any information that it receives pursuant to paragraphs (c) through (g) above for the benefit of the Noteholders and the Note Insurer."

     (n) Each of Sections 3.08 and 3.09 are amended to replace the reference therein to "Grant Thornton LLP" with a reference to "Ernst & Young LLP".

     (o) Section 3.10 is deleted in its entirety and the following provision is substituted therefor:

                    "SECTION 3.10 Access to Certain Documentation and
               Information. The Servicer shall provide the Note Insurer, the Trustee, the Backup Servicer, any Successor Servicer and the Noteholders, and their respective agents, officers, employees and other persons hired by them, on an on-going basis, with access to
               (i) the documentation relating to the Receivables as provided in
               Section 2.06(b), (ii) such officers and employees of the Servicer and its Affiliates (including, in the event that the Servicer is NCOFS, NPFI), who have knowledge of the Receivables and proceeds, and (iii) the offices where the Receivables and proceeds are to be collected, for purposes of inspection of the same. In each such case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.".

     (p) The last sentence of the portion of Section 7.01 ending prior to subsection (a) thereof is deleted in its entirety, and the following sentence is substituted therefor: "The representations shall speak as of the execution and delivery of this Agreement, as of each Funding Date, as of the Plan Effective Date and as of each date on which a Successor Servicer is appointed hereunder (with respect, in each such case, to such Successor Servicer only), and shall survive the grant of a security interest to the Trustee.".

     (q) Section 7.01 is further amended by (1) deleting all references therein to "each of the other Transaction Documents" (or words of a similar effect), and replacing the same with reference to "the Insurance Agreement"; and (2) deleting each of subsections (g) and (i) therein in their entirety, and replacing the same with the following:
          "[Reserved]".

     (r)  Section 7.02 is amended to (1) delete each of subsections (a)(i) and
          (a)(iii) therein, in their entirety, and to replace the same with the following: "[Reserved]"; and (2) delete all references in subsection
          (a)(ii) thereof to the "other Transaction Documents" and to replace the same with a reference to "the Insurance Agreement".

     (s) Section 7.04 is amended to delete all references therein to "any of the other Transaction Documents" and to replace the same with a reference to "the Insurance Agreement".

     (t) Section 7.07 is amended to add the following language at the end of the introductory clause of the first sentence thereof:

               ", and NCOFS covenants and agrees that from the Amendment Effective Date until it is no longer the Successor Servicer hereunder:"

     (u) Section 7.07 is further amended to delete subsections (a), (j) and (m) therein, in their entirety, and to replace the same with the following: "[Reserved]".

     (v) Section 7.07 is further amended to delete subsection (b) thereof in its entirety, and to replace the same with the following:

                    "(b) Stockholder's Equity. At any time during which the
               Servicer is neither NCOFS nor any Affiliate thereof, the Servicer shall not permit its Stockholder's Equity, as required to be shown on its financial statements, to be less than an amount agreed upon from time to time by the Trustee and the Controlling Party, but in no event less than an amount equal to $9,000,000; or at any time during which the Servicer is NCOFS or any Affiliate thereof, the Servicer shall not permit the Stockholder's Equity of NCO Group, Inc., on a consolidated basis, to be less than $50,000,000.".

     (w) Section 7.07 is further amended to replace each reference in subsection (k) thereof to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207", and to replace the reference to the term "Funding Date" with a reference to "the date on which NCOFS is appointed Successor Servicer hereunder".

     (x) Section 7.07 is further amended to insert the following provisions at the end of that section:

                    "(q) Quick-Drafts. Within sixty (60) days after the Plan
               Effective Date, with the consent of each Obligor (which consent NCOFS, in its capacity as Successor Servicer, undertakes to use its reasonable best efforts to obtain from each Obligor), the payee of Quick-Drafts authorized by each such Obligor shall be changed to "NCOFS [or the name of the appropriate Affiliate] as Successor Servicer, in trust for and subject to the security interest and lien of Wells Fargo Bank, Minnesota, National Association, as Trustee, in trust for the Noteholders and the
               Note Insurer of the Creditrust Warehouse Notes, Series 1998-A.".

                    "(r) Quick-Payment Remittances. At all times during which
               the Servicer is NCOFS or any Affiliate thereof, the name of each collection account to which all Quick-Payments are required to be remitted shall be "NCOFS [or the name of such Affiliate, as appropriate] as Successor Servicer, in trust for and subject to the security interest and lien of Wells Fargo Bank, Minnesota, N.A., as Trustee, in trust for the Noteholders and the Note Insurer of the Creditrust Warehouse Notes, Series 1998-A.".

                    "(s) Blocked Accounts. Consistent with the customary
               practice of NCOFS regarding escrow accounts, NCOFS, the Trustee and NCOFS' bank (currently Mellon Bank N.A.) will within 60 days after the Plan Effective Date enter into a blocked account agreement in form and substance satisfactory to the Trustee, NCOFS and such bank, which shall govern access too the accounts referred to in 7.07 (q) and (r).".

     (y) Section 8.01 is amended to delete subsection (e), in its entirety, and to replace the same with the following:

                    "(e) any representation, warranty or certification made by the Servicer in this Agreement or in the Insurance Agreement, or in any certificate delivered pursuant to this Agreement or the Insurance Agreement, proves to have been incorrect when made, which (i) would have a material adverse effect on the rights of the Noteholders, the Note Insurer or the Trust Estate, respectively (without regard to any amount deposited in the Reserve Account), and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of
               (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Party or the Trustee or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests; or".

     (z) Section 8.01 is further amended to insert in subsection (f), immediately after the reference therein to "$100,000", the following parenthetical phrase: "(or, at any time during which the Successor Servicer is NCOFS or any Affiliate thereof, $500,000)".

     (aa) Section 8.01 is further amended to delete subsections (h), (i), (j) and (k), in their entirety, and to replace the same with the following:

                    "(h) [Reserved]; or

                    (i) [Reserved]; or

                    (j) In the event that the Servicer is NCOFS or any Affiliate thereof, Michael J. Barrist shall cease to be President or Chief Executive Officer of the Servicer, unless a replacement reasonably satisfactory to the Controlling Party is appointed within 90 days thereafter; or

                    (k) [Reserved]; or".

               Section 8.01 is further amended to (i) delete each reference in subsection (m) to "Creditrust Corporation" and to replace the same with a reference to "the Servicer"; to (ii) insert, immediately after the reference therein to "$100,000", the following parenthetical phrase: "(or, at any time during which the Servicer is NCOFS or any Affiliate thereof, $500,000)"; and
               (iii) exclude therefrom any existing events of default of Creditrust Corporation.

     (bb) Section 8.03 is amended to delete the reference therein to "$50,000,000," and to replace the same with the following language:

               "an amount determined by agreement between the Trustee and the Controlling Party from time to time, but in no event less than $9,000,000,".

     (cc) Section 8.03 is further amended to insert the following proviso just prior to the period in the fifth sentence thereof:

                    "; provided, however, that in the event the successor so
               identified is NCOFS or any Affiliate thereof, the net worth referred to in this sentence shall be that of NCO Group, Inc, on a consolidated basis, as opposed to the net worth of NCOFS (or such Affiliate) individually, and the applicable amount shall be $50,000,000".

     (dd) Section 8.03 is further amended to insert the following proviso just prior to the period preceding the penultimate sentence thereof:

                    "provided further, however, that in the event the Successor
               Servicer is NCOFS, or any Affiliate thereof, such compensation will be in an amount exactly equal to the Servicing Fee, as defined herein, but as calculated without giving effect to the foregoing provisions of this sentence".

     SECTION 1.3. Servicer Defaults and Events of Default. It is understood and agreed that, from and after the Amendment Effective Date, any Event of Default or any Servicer Default, in each case attributable to the performance by Creditrust of its obligations as initial Servicer or Wells Fargo Bank Minnesota, National Association of its obligations as a prior Successor Servicer or as Backup Servicer (or by Coldata as Subservicer or agent for Wells Fargo Bank Minnesota, National Association acting in such capacity), and in existence as of the Amendment Effective Date, shall be waived and shall not, without more, give rise to the ability of the Note Insurer, as Controlling Party, to exercise its rights under Section 8.02 of the 98-A Indenture to terminate NCOFS as Servicer thereunder. In addition, from and after the Amendment Effective Date, any failure occurring prior to the Amendment Effective Date on the part of the Trustee to comply with its obligations and duties hereunder (including, without limitation, its obligations and duties in respect of any breach by Creditrust of any of its respective obligations and duties hereunder), is hereby waived.

     SECTION 1.4. Reallocation of Termination/Transition Costs. Notwithstanding anything herein or in the 98-A Indenture to the contrary, the Note Insurer and each of the other parties hereto hereby acknowledges and agrees that any and all costs and expenses incurred by any party hereto in connection with the termination of Wells in its capacity as Successor Servicer, the appointment of NCOFS as Successor Servicer and the transfer of servicing functions from Wells as prior Successor Servicer (and Coldata Inc., its Subservicer) to NCOFS as Successor Servicer (including, without limitation, any related Transition Fees) shall be borne by the party incurring such costs and expenses and shall not be payable by any other party hereto or to the 98-A Indenture, out of the Trust Estate or proceeds thereof , or out of distributions otherwise payable from the Accounts pursuant to Section 4.04(b) of the 98-A Indenture (whether or not constituting Transition Fees otherwise payable under clause 4.04(b)(ii)); provided that nothing contained in this Section 1.4 shall prevent the payment of the costs and expenses of Wells Fargo Bank Minnesota, National Association, as Trustee, Backup Servicer and/or Successor Servicer which are otherwise payable and were incurred prior to the Plan Effective Date, in each case subject and pursuant to the terms of the Wells Fargo Settlement Agreement and the 98-A Indenture (as amended pursuant to the terms of Section 2.1 hereof).

                                   ARTICLE II
                                OTHER AMENDMENTS

     SECTION 2.1. Miscellaneous Amendments. The 98-A Indenture is further amended and/or modified as of the Amendment Effective Date (as defined in Section 3.1 below), as follows:

     (a) Section 1.01 is amended to insert the following defined term and definition therefor: "'Amendment Effective Date'" has the meaning assigned to such term in Amendment No. 5 to this Agreement."

     (b) Section 1.01 is amended to insert the following defined term and definition therefor: "'98-2 Indenture`" has the meaning assigned to such term in Section 4.05(a) hereof."

     (c) The definition of the term "Premium Letter" in Section 1.01 is deleted in its entirety and the following is substituted therefor: "'Premium Letter' means the Amended and Restated Premium Letter among Creditrust, the Note Insurer and the Issuer, dated as of February __, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time)".

     (d) The definition of the term "Required Reserve Amount" in Section 1.01 is amended in its entirety, as follows: "'Required Reserve Amount' means $900,000."

     (e) Section 2.10 is amended to replace the first reference therein to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (f) Subsection 4.04(b)(i) is deleted in its entirety and the following is substituted therefor:

                    "(i) to the Trustee (A) from Available Funds transferred
               from the Collection Account to the Note Payment Account, an amount equal to the sum of the Trustee Fees for such Payment Date, plus all accrued and unpaid Trustee Fees, if any, for prior Payment Dates, plus all reasonable out-of-pocket expenses to which the Trustee is entitled to payment (to the extent expressly set forth under this Agreement); provided that (B) if

               Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Trustee in reduction of such shortfall; provided, however, that (C) the aggregate amount of such out-of-pocket expenses (as opposed to Trustee Fees) payable during the term of this Agreement as described in clause (A) above, shall not exceed (x) in the case of any such expenses incurred prior to the Plan Effective Date, an aggregate amount equal to $200,000, and (y) in the case of any such expenses incurred on and after the Plan Effective Date, an aggregate amount equal to $200,000. From and after the Plan Effective Date, the above-referenced $200,000 cap on reasonable out-of pocket expenses shall be reset as provided in clause (y) above, and no payment made to the Trustee pursuant to this paragraph for fees and/or expenses incurred prior to the Plan Effective Date shall be deemed to apply against this reset cap amount.".

     (g) Subsection 4.04(b)(iii) is deleted in its entirety and the following is substituted therefor:

                    "(iii) to the Backup Servicer (A) from Available Funds
               transferred from the Collection Account to the Note Payment Account, the Backup Servicer Fee for such Payment Date, plus all accrued and unpaid Backup Servicer Fees, if any, for prior Payment Dates, plus all reasonable out-of-pocket expenses to which the Backup Servicer is entitled to payment (to the extent expressly set forth under this Agreement): provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Backup Servicer in reduction of such shortfall; provided, however, that (C) the aggregate amount of such out-of-pocket expenses (as opposed to Backup Servicer Fees) payable during the term of this Agreement, as described in clause
               (A) above, and incurred prior to the Plan Effective Date, shall not exceed an aggregate amount equal to $100,000. From and after the Plan Effective Date, the above-referenced $100,000 cap on reasonable out-of-pocket expenses shall be removed, and no payment made to the Backup Servicer pursuant to this paragraph on or prior to the Plan Effective Date shall be deemed to apply against amounts to be paid after the Plan Effective Date.".

     (h) Subsection 4.04(b) is further amended by inserting the following paragraph at the end thereof and just prior to Section 4.04(c):

                    "Notwithstanding anything in this Section 4.04(b) or
               elsewhere to the contrary, the sum of (i) the aggregate amount payable hereunder to Wells Fargo Bank Minnesota, National Association in respect of (x) all out-of-pocket expenses for which the Trustee is entitled to payment under and subject to this Agreement and incurred prior to the Plan Effective Date, (y) all out-of-pocket expenses for which the Backup Servicer is entitled to payment under and subject to this Agreement and incurred prior to the Plan Effective Date, and (z) all Transition Fees for which the Backup Servicer or the Successor Servicer, as the case may be, is entitled to payment under and subject to this Agreement and incurred prior to the Amendment Effective Date, plus (ii) the aggregate amount payable hereunder to Wells Fargo Bank Minnesota, National Association in respect of (x) all out-of-pocket expenses for which the "Trustee" under the 98-2 Indenture is entitled to payment under and subject to the 98-2 Indenture and incurred prior to the Plan Effective Date, (y) all out-of-pocket expenses for which the "Backup Servicer" under the 98-2 Indenture is entitled to payment under and subject to the 98-2 Indenture and incurred prior to the Plan Effective Date, and
               (z) all "Transition Fees" under the 98-2 Indenture for which the "Backup Servicer" or the "Successor Servicer" under the 98-2 Indenture, as the case may be, is entitled to payment under and subject to the 98-2 Indenture and incurred prior to the Amendment Effective Date, shall in no event exceed an aggregate amount equal to $350,000 (exclusive of amounts previously paid under Section 4.04(b) of the 98-A Indenture and the 98-2 Indenture on or prior to January 11, 2000); provided, however, that such $350,000 cap on the remaining amounts to be paid or amounts otherwise payable to Wells Fargo Bank Minnesota, National Association hereunder and under the 98-2 Indenture shall be reduced, dollar-for-dollar, in an amount equal to $79,720.18 (the "Wells Fargo Claim") but only in the event and to the extent that the Wells Fargo Claim is paid in cash and in full to Wells Fargo Bank Minnesota, National Association from Creditrust's bankruptcy estate in accordance with the Plan on or before the Plan Effective Date.".

     (i) Section 4.05(a) is deleted in its entirety and the following is substituted therefor:

                    "(a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Reserve Account which shall be an Eligible Account, for the benefit of the Noteholders and the Note Insurer. Not later than the first Funding Date, the Issuer shall deposit an amount equal to the Required Reserve Amount into the Reserve Account. Thereafter, on each Payment Date, to the extent of funds then on deposit in the Note Payment Account, an amount equal to the lesser of (x) Available Funds remaining on such Payment Date after required payments pursuant to Section 4.04(b)(i) through
               (v), and (y) the Reserve Fund Reimbursement Amount, shall be deposited into the Reserve Account. In addition, the Issuer shall deposit, within one Business Day of its receipt thereof, into the Reserve Account, any remittances or other funds received from or on behalf of the 98-2 Issuer or the 98-2 Trustee, whether or not so remitted pursuant to the 98-2 Indenture. The terms "98-2 Indenture Trustee," and "98-2 Issuer" mean the Trustee and the Issuer, respectively under the Indenture and Servicing Agreement dated as of December 1, 1998, as amended from time to time, among Creditrust SPV98-2, LLC as Issuer, the Trustee, Creditrust as Servicer and the Note Insurer (as so amended, the "98-2 Indenture")."

     (j) Section 4.05(d) is deleted in its entirety and the following is substituted therefor:

                    "(d) In addition to the remittances by the Trustee on each
               Payment Date from the Reserve Account described in Section 4.05(b) above, the Trustee shall, on each Payment Date, withdraw from the Reserve Account, and remit to the Noteholders, pro-rata, based on their respective Note Balances, the amount by which the amount on deposit in the Reserve Account exceeds the Required Reserve Amount (after giving effect to (i) all amounts deposited in the Reserve Account from other sources on or before such Payment Date in accordance with the terms of Section 4.05(a) above, and (ii) all distributions otherwise required to be made from the Reserve Account or the Note Payment Account on such Payment Date in accordance herewith), which remittance shall be applied, ratably, in reduction of the then outstanding Note Balance."

     (k) The last sentence of the portion of Section 6.01 ending prior to subsection (a) thereof is deleted in its entirety, and the following sentence is substituted therefor: "The representations shall speak as of the execution and delivery of this Agreement, as of each Funding Date and as of the Amendment Effective Date, and shall survive the grant of a security interest to the Trustee."

     (l) Section 6.01(s) is amended to replace the reference therein to "7000 Security Blvd., Baltimore, MD 21244" with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (m) Section 6.01 is further amended to replace each reference in subsections (t) and (z) thereof to "Creditrust" with a reference to "NPFI".

     (n) Section 6.07 is amended to replace each reference in subsection (q) thereof to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207", and to replace the reference to the term "Funding Date" with a reference to the term "Amendment Effective Date".

     (o) Section 8.01 is further amended to delete subsection (l), in its entirety, and to replace the same with the following:

                    "(l) NPFI sells, transfers, pledges or otherwise disposes of any of its membership interest in Issuer, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against NPFI or the Servicer, without the prior written consent of the Note Insurer; provided, however, that the
               Note Insurer consents to the pledge of the membership interests in the Issuer to Mellon Bank, N.A., for itself and as "Agent" for various "Lenders"("Mellon") by NPFI to secure the "exit financing" referred to in the Plan, and any successor pledgee providing a replacement "exit financing" facility; provided, further, however, that Mellon and any such successor pledgee shall agree not take any action in any capacity to file any bankruptcy, reorganization or Insolvency Proceedings against the Issuer, or cause the Issuer to commence any reorganization, bankruptcy or Insolvency Proceedings or take any action in furtherance of any such action, including without limitation any dissolution or liquidation of the Issuer, in whole or in part, any readjustment of debt, or marshaling of assets or liabilities or similar proceedings.".

     (p) Section 8.01 is further amended to delete the existing subsection (m) therein, and replace it with the following:

                    "(m) the existence of an Event of Default (or similar event which permits the acceleration of obligations) and the expiration of any applicable cure period in (i) any securitization transactions to which NPFI or any of its Affiliates is a party (excluding any Event of Default attributable to Creditrust in effect on the Amendment Effective Date), or (ii) any obligation of NPFI or any of its Affiliates for the repayment of borrowed money with a principal balance then exceeding $100,000 (or, at any time during which the Successor Servicer is NCOFS, $500,000);".

     (q) Section 8.01 is further amended to insert the following provision immediately following subsection (n):

                    "(o) any failure on the part of NPFI duly to observe or
               perform any covenants or agreements of NPFI set forth in the NPFI Side Letter Agreement (as defined below in Section 3.1.(b)(vi)), which failure (i) would have a material adverse effect on the rights or interests of the Note Insurer, the Noteholders, the Trustee or the Trust Estate and (ii) continues unremedied for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Party or the Trustee, or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests."

     (r) Section 8.02(a) is further amended to delete the last sentence therein in its entirety, and replace it with the following:

                    "All reasonable costs and expenses (including attorneys'
               fees) incurred in connection with transferring the Receivable Files to the Backup Servicer or the Successor Servicer, as applicable, and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid first, pursuant to Section 4.04(b)(ii), and second, by the predecessor Servicer upon presentation of reasonable documentation for such costs and expenses; provided, however, that the amount of such costs and expenses payable during the term of this Agreement shall not exceed (i) in the case of all such costs and expenses incurred prior to the Amendment Effective Date (as such term is defined in Amendment No. 5 to this Agreement) an aggregate amount equal to $75,000, and (ii) in the case of all such costs and expenses incurred on and after such Amendment Effective Date, an aggregate amount equal to $75,000 (collectively, all such costs and expenses so payable hereunder are referred to herein as the "Transition Fees"). For the avoidance of doubt, as of the Amendment Effective Date, the original $75,000 cap on costs and expenses under clause (i) of this paragraph shall be reset to $75,000, as set forth in clause
               (ii) hereof, and no payment made to Wells Fargo Bank Minnesota, National Association, as Successor Servicer pursuant to Section 4.04(b)(ii) of this Agreement or by the predecessor Servicer pursuant to this Section 8.02(a) for costs and expenses incurred prior to the Amendment Effective Date shall be deemed to apply against this reset cap amount.".

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS


     SECTION 3.1. Effectiveness of Amendment; Conditions Precedent. This Amendment No. 5 shall become effective as of February __, 2001 (the "Amendment Effective Date") upon the satisfaction of all of the following conditions precedent:

     (a) each of the Note Insurer and the Trustee shall have received fully executed counterparts of this Amendment No. 5, the Settlement Agreement and the Wells Fargo Settlement Agreement (each of which may be by facsimile);

     (b) the Trustee shall have furnished written notification of the substance of this Amendment No. 5 to the Rating Agency and the Placement Agent;

     (c)  the Plan Effective Date shall have occurred;

     (d)  the Trustee shall have received an executed copy of the Direction
          Letter;

     (e) the Limited Liability Company Agreement of the Issuer shall have been amended pursuant to an amendment substantially in the form of Exhibit D hereto;

     (f) other than the Events of Default or Servicer Defaults waived on the Amendment Effective Date pursuant to the terms of Section 1.3, no event or condition shall have occurred and be continuing, or would result from the execution, delivery or performance of this Amendment No. 5 or the appointment of NCOFS as Successor Servicer hereunder, that would constitute an Event of Default or a Servicer Default;

     (g) an Insurance Agreement Amendment Side Letter substantially in the form attached as Exhibit H hereto shall have been executed and delivered by the Note Insurer, the Servicer, the Trustee, the Backup Servicer, the Issuer, Creditrust, and the NCO Entities;

     (h) Reorganized NPFI shall have executed and delivered a Certificate of Confirmation substantially in the form attached as Exhibit C hereto;

     (i) an Amended and Restated Premium Letter substantially in the form attached as Exhibit F hereto shall have been executed and delivered by NPFI, the Note Insurer and the Issuer;

     (j) the Merger Agreement shall be in full force and effect, and the merger contemplated thereby shall have been fully consummated;

     (k) the Pool 98-2 Issuer shall have entered into the Funds Transfer Letter Agreement substantially in the form set out in Exhibit G hereto and the recipients thereof shall have agreed to and acknowledged the terms of the same;

     (l) NPFI shall have executed and delivered the NPFI Side Letter Agreement substantially in the form attached as Exhibit I hereto and the recipients thereof shall have agreed to and acknowledged the terms of the same;

     (m) there shall have been entered, by the federal Bankruptcy Court with jurisdiction over the Bankruptcy Case, an order approving the Settlement Agreement and an order approving the Wells Fargo Settlement Agreement, in each case which order shall be in form and substance reasonably satisfactory to each of the parties hereto; and

     (n) all further consents required from any other persons who are not parties to the 98-A Indenture (if any) with respect to this Amendment No. 5 shall have been obtained by no later than the Plan Effective Date.

     The requirement of the Opinion of Counsel set forth in Section 11.01(e) of the 98-A Indenture shall be deemed to have been satisfied by appropriate language to be contained in the order of the federal Bankruptcy Court referred to in paragraph (m) above.

     SECTION 3.2. Amendment. This Amendment No. 5 may only be amended in the same manner as the 98-A Indenture may be amended.

     SECTION 3.3. Entire Agreement; Effect. This Amendment No. 5, together with the Transaction Documents, is intended by the parties to and does constitute the entire agreement of the parties with respect to the transaction contemplated hereunder. This Amendment No. 5 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the 98-A Indenture except for those terms or provisions expressly amended hereby.

     SECTION 3.4. Governing Law; Waiver of Jury Trial. This Amendment No. 5 shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Amendment No. 5 shall be determined in accordance with such laws, including
Section 5-1401 of the General Obligation Law of New York, but otherwise without regard to its conflict of laws provisions. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     SECTION 3.5. Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 5 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 5 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 5 or the Notes, or the rights of the Noteholders or the Note Insurer. This Amendment No. 5 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     SECTION 3.6. Note Insurer. This Amendment No. 5 is not evidence of any position by the Note Insurer, affirmative or negative, as to whether action by the Noteholders, or any other party, is required in addition to the execution of this Amendment No. 5 by the Note Insurer. No representation is made by the Note Insurer as to the necessity for or the satisfaction of any additional action or condition under the 98-A Indenture with respect to the amendment thereof. This Amendment No. 5 does not modify the obligations of the Note Insurer under the Policy as set forth therein.

     SECTION 3.7. Trustee. In executing this Amendment No. 5, the Trustee shall have and be entitled to all privileges, indemnities and limitations on liability as are provided for the benefit of the Trustee in the 98-A Indenture (as in force prior to giving effect to this Amendment No. 5) including, but not limited to, under Sections 9.01(d) and 9.05 thereof.

      SECTION 3.8. Representations, Warranties and Covenants. Upon the Amendment Effective Date, the Issuer hereby remakes and reaffirms all covenants, representations and warranties made by it in the 98-A Indenture (except, in each case, to the extent that such covenants, representations or warranties expressly speak as of another date).

     SECTION 3.9. Further Assurances. With respect to each of the transactions contemplated hereby, and each of the other actions to be taken by any of the parties hereto by way of implementing such transactions, and the terms and conditions of this Amendment No. 5 and the other Transaction Documents, each of the Issuer and the Servicer hereby agrees to take all such actions as may be requested by any of the other parties hereto that may be necessary or reasonably desirable in order to further effect, evidence and/or perfect such transactions and any related rights, claims and interests granted hereby and thereby; including, by way of example and not limitation, the filing of new UCC financing statements, the amendment of any existing financing statements, and the filing of any appropriate continuation statements with respect to any existing financing statements which may be necessary or reasonably desirable in order to further perfect (and maintain the priority of) interests in the Trust Estate granted pursuant to the Transaction Documents, as a result of contemplated changes in names and/or locations of certain parties hereto and the locations of certain records constituting part of the Trust Estate.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              [Amendment No. 5 to 98-A Indenture - Signature Page]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be duly executed by their respective officers as of the day and year first above written.

                            CREDITRUST FUNDING I LLC,
                               as Issuer



                            By:      __________________________
                            Name:
                            Title:


                            WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as Trustee and as Backup Servicer



                            By:      _________________________
                            Name:
                            Title:


                            ASSET GUARANTY INSURANCE
                            COMPANY



                            By:      __________________________
                            Name :
                            Title:


                            WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as Successor Servicer


                            By:___________________________
                            Name:
                            Title:

                            [Amendment No. 5 to 98-A Indenture - Signature Page]


                            NCO FINANCIAL SYSTEMS, INC.



                            By: __________________________
                            Name :
                            Title:

                                   EXHIBIT A-1


                              SETTLEMENT AGREEMENT




                                   [Attached]

                                   EXHIBIT A-2


                        WELLS FARGO SETTLEMENT AGREEMENT





                                   [Attached]

                                    EXHIBIT B

                            FORM OF DIRECTION LETTER
                          FROM NOTE INSURER TO TRUSTEE


         [PLEASE REFER TO EXHIBIT A TO WELLS FARGO SETTLEMENT AGREEMENT]

                                    EXHIBIT C
                       FORM OF CERTIFICATE OF CONFIRMATION

                           NCO PORTFOLIO FUNDING, INC
                              1705 Whitehead Road,
                               Baltimore, MD 21207



                                                               February __, 2001


Dear Sirs,

The undersigned hereby certifies that this is the "Certificate of Confirmation" referred to in Paragraph 3(A) of the Settlement Agreement dated October 19, 2000 among Creditrust Corporation, Asset Guaranty Insurance Company ("AGI"), Enhance Financial Services Group, Inc., Charles Henneman , Joseph K. Rensin, Creditrust SPV98-2, LLC, Creditrust Funding I, LLC, NCO Financial Systems, Inc. and NCO Portfolio Funding, Inc., as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement, a copy of which is attached hereto as Exhibit A (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "Settlement Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Settlement Agreement).

The undersigned hereby acknowledges, confirms, and ratifies its obligations under the Plan and the Settlement Agreement to make all distributions and/or payments (as the case may be) directly to AGI on account of the Claim and shall execute such amendments to the Indenture and Servicing Agreements or any other documents or instruments as may be reasonably necessary to give effect to the parties' intentions under Paragraph 3(A) of the Settlement Agreement.

IN WITNESS WHEREOF, and with the intent of being legally bound hereby, the undersigned has caused this Certificate of Confirmation to be duly executed by its authorized officer as of the date and year first above written.



NCO PORTFOLIO FUNDING, INC.



By:______________________________
Name:
Title:

                                    EXHIBIT D


                           [FORM OF AMENDMENT NO. 1 TO
                      LIMITED LIABILITY COMPANY AGREEMENT]


                                 AMENDMENT NO.1
                                       to
                       LIMITED LIABILITY COMPANY AGREEMENT



     This Amendment No. 1 to Limited Liability Company Agreement of Creditrust Funding I, LLC (the "Company"), dated as of February __, 2001 (this "Amendment No. 1"), is executed by and between Creditrust Corporation ("Creditrust") and GSS Holdings II, Inc. ("Global") as members of the Company (the "Members").

     WHEREAS, in connection with (i) the filing by Creditrust of its voluntary bankruptcy petition on June 21, 2000 (the "Bankruptcy Case"), (ii) the litigation brought by Creditrust against Asset Guaranty Insurance Company (the "Note Insurer") and others, (iii) litigation brought by the Note Insurer against Creditrust and others, and (iv) the proposed merger of Creditrust with and into NCO Portfolio Funding, Inc. ("NPFI"; the merged entity being referred to herein as "Reorganized NPFI"), a non-wholly owned subsidiary of NCO Group, Inc. ("NCOG"), each of Creditrust, the Note Insurer, Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, the Company, Creditrust SPV98-2 LLC, NCO Financial Systems, Inc. ("NCOFS")and NPFI entered into a Settlement Agreement on October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement, a copy of which, as so amended, is attached hereto as Exhibit A (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof, the "Settlement Agreement");

     WHEREAS, the Settlement Agreement contains certain releases from claims and litigation and other provisions which are for the mutual benefit of the parties thereto, including the Company, and the best interests of the Company have been and are served by entering into the Settlement Agreement.

     WHEREAS the Members wish to amend the Limited Liability Company Agreement of the Company entered into between the Members dated as of August 28, 1998 (the "LLC Agreement") in order to enable the Company to give full effect to the provisions of the Settlement Agreement insofar as they relate to the Company.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party to the extent provided herein:

     Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the LLC Agreement.

     Amendment. The LLC Agreement is hereby amended to the extent necessary to permit the Company to do all such acts and things as the Company may be required to do, and to ratify any acts and things as the Company may have already done, to enter into, to participate in, derive benefit from, perform its obligations under and give effect to the transactions contemplated by the Settlement Agreement and the other documents, instruments and agreements entered into in connection therewith (including, without limitation, the settlement agreement entered into on January 18, 2001 by and among each of Wells Fargo Minnesota Bank, National Association ("Wells") in its capacity as Trustee, Wells in its capacity as the Backup Servicer, Wells in its capacity as the current Successor Servicer, NCOFS, NCOG, Reorganized NPFI, the Note Insurer, Creditrust and Coldata Inc. in connection with the proposed settlement by the Trustee of its proofs of claim filed in the Bankruptcy Case, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof), and to do such other things as may be incidental thereto and/or necessary or convenient for the accomplishment thereof. This Amendment No. 1 may only be amended in the same manner as the LLC Agreement may be amended.

     Entire Agreement; Effect. This Amendment No. 1 constitutes the entire agreement of the Members with regard to the subject matter hereof. This Amendment No. 1 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the LLC Agreement except for those terms or provisions amended hereby.

     Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

     Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1. This Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            [Amendment No. 1 to 98-A LLC Agreement- Signature Page]



IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written.



                                      CREDITRUST CORPORATION



                                      By:_______________________________
                                      Name:
                                      Title:


                                      GSS HOLDINGS II, INC.



                                      By:_______________________________
                                      Name:
                                      Title:


Consented to:

ASSET GUARANTY INSURANCE COMPANY



By:_______________________________
Name:
Title:

                                    EXHIBIT E

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT F


                  [FORM OF AMENDED AND RESTATED PREMIUM LETTER]



                        ASSET GUARANTY INSURANCE COMPANY

                               335 Madison Avenue
                                   25th Floor
                             New York, NY 10017-4605


                                February__, 2001



Creditrust Funding I, LLC
Creditrust Corporation
7000 Security Boulevard
Baltimore, MD 21244


Wells Fargo Bank Minnesota, National Association
MAC N9311-161
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn.:  Corporate Trust Services -
        Asset-Backed Administration


NCO Financial Systems, Inc., as Servicer
1705 Whitehead Road,
Baltimore, MD 21207

Re: Creditrust Funding I, LLC - Warehouse Notes, Series 1998-A (the "Notes"); Amended and Restated Premium Letter
         ----------------------------------------------------------

Ladies and Gentlemen:

     We hereby make reference to:

     (i) the Indenture and Servicing Agreement, dated as of September 1, 1998, among Creditrust Funding I LLC (the "Issuer"), Creditrust Corporation ("Creditrust") as initial servicer (the "Initial Servicer"), Wells Fargo Minnesota Bank, N.A. (formerly known as Norwest Bank Minnesota,

          National Association), as trustee (the "Trustee") and as backup servicer (the "Backup Servicer"), and the undersigned ("AGIC"), pursuant to which the Creditrust Warehouse Notes, Series 1998-A (the "Notes"), as amended by Amendment No. 1 thereto dated as of February 16, 1999, Amendment No. 2 thereto dated as of March 15, 1999, Amendment No. 3 thereto dated as of December 21, 1999, and Amendment No. 4 thereto dated as of February 29, 2000 (collectively, the "Original 98-A Indenture");

     (ii) Amendment No. 5 ("Amendment No. 5") to the Original 98-A Indenture, dated as of the date hereof, among the Issuer, the Trustee, the Backup Servicer, NCO Financial Systems, Inc. ("NCOFS") and AGIC as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter (together with the Original 98-A Indenture, the "98-A Indenture");

    (iii) the Settlement Agreement entered into among Creditrust , AGIC, Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, Creditrust SPV98-2, LLC, the Issuer, NCOFS and NCO Portfolio Funding, Inc. on October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "Settlement Agreement");

     (iv) the Insurance and Reimbursement Agreement, dated as of September 29, 1998, among the Issuer, Creditrust, the Initial Servicer and AGIC (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter, the "Insurance Agreement"), pursuant to which AGIC has issued its Financial Guaranty Insurance Policy No. FANI-0202-98271-NY (the "Policy") to the Trustee for the benefit of the holders of the Notes; and

     (v) the premium letter dated as of September 29, 1998, among the Issuer, Creditrust and AGIC (the "Original Premium Letter").

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the 98-A Indenture or the Insurance Agreement, as appropriate.

     Effective immediately upon the Plan Effective Date this premium letter (the "Premium Letter") shall (i) amend and restate the Original Premium Letter in its entirety, (ii) constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and (iii) cancel and supersede any and all other prior written or oral contracts or negotiations between the parties hereto with respect to the subject matter hereof.

     1. The Note Insurer Premium shall be payable to AGIC monthly in arrears with respect to each Collection Period, on each Payment Date in respect of the issuance of the

Policy by the Issuer, pursuant to Section 4.04(b) of the 98-A Indenture. The
Note Insurer Premium shall be calculated on the basis of a per annum rate (the "Premium Rate") equal to 100 basis points (1.00%) per annum, provided, however, that at no time shall the Note Insurer Premium for any Collection Period be less than a fixed minimum amount equal to $1,000. The Note Insurer Premium for each applicable Collection Period shall be determined on the basis of a 360-day year for the actual number of days elapsed during the Collection Period in respect of which such Note Insurer Premium being calculated."

     2. From time to time, promptly upon demand of AGIC accompanied by one or more invoices, from the Plan Effective Date (and subject to the terms of the Settlement Agreement) until the later of the termination of the Policy and the termination of the Insurance Agreement, payable by Creditrust or the Issuer (as appropriate) to AGIC, all reasonable legal fees and expenses incurred by AGIC in connection with the amendment, modification, waiver or any similar action, and/or the enforcement against the Issuer, the Servicer or Creditrust (or its successor), as the case may be, of AGIC's rights, under the Transaction Documents.

     3. From time to time, promptly upon demand of AGIC accompanied by one or more invoices, from the Plan Effective Date until the later of the termination of the Policy and the termination of the Insurance Agreement, payable by Creditrust (or its successor) or the Issuer (as appropriate) to AGIC, all reasonable accountants' fees incurred by AGIC in connection with (i) the administration, monitoring and maintenance of the Transaction, and (ii) the amendment, modification, waiver or any similar action, and/or the enforcement against the Issuer, the Servicer or Creditrust (or its successor), as the case may be, of AGIC's rights, under the Transaction Documents.

     4. From time to time, promptly upon demand of AGIC accompanied by one or more invoices, from the Plan Effective Date until the later of the termination of the Policy and the termination of the Insurance Agreement, payable by Creditrust (or its successor) or the Issuer (as appropriate) to AGIC, all Rating Agency fees incurred at any time by AGIC in connection with (i) the administration, monitoring and maintenance of the Transaction, and (ii) the amendment, modification, waiver or any similar action, and/or the enforcement against the Issuer, the Servicer or Creditrust (or its successor), as the case may be, of AGIC's rights under, the Transaction Documents.

     5. All fees and expenses due and payable to AGIC hereunder that are not paid to AGIC after the Plan Effective Date, within ten (10) days of the date when due (including, without limitation, the date upon which demand is made hereunder in the case of any fees or expenses payable on demand by AGIC), together with interest on any and all such amounts remaining unpaid (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), shall accrue interest at a per annum rate equal to the Prime Rate from time to time in effect plus 1.0%, such interest to be calculated on the basis of a 360-day year for the actual number of days elapsed and shall be payable on demand.

     Wire Instructions:

     Payments of the Premium and all other amounts payable to AGIC hereunder shall be made by wire transfer of immediately available funds to:

                           The Chase Manhattan Bank
                           ABA#: 021-00-021
                           Account #: 9102738722
                           Credit: Asset Guaranty Insurance Company

     The provisions of the foregoing paragraph shall survive any termination of the 98-A Indenture, the Insurance Agreement or any of the other Transaction Documents.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as the delivery of a manually executed counterpart of this letter agreement.

     This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to the conflict of law provisions thereof). To the extent permitted by applicable law, the each of the parties hereto waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between the parties hereto arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this agreement or the transactions contemplated hereby. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

             [AMENDED AND RESTATED PREMIUM LETTER - SIGNATURE PAGE]

     Please evidence your acceptance of the provisions set forth in this Amended and Restated Premium Letter by signing the enclosed copy and returning it to AGIC.

                                      Sincerely yours,

                                      ASSET GUARANTY INSURANCE COMPANY


                                      By_________________________________
                                          Name:
                                          Title:


ACKNOWLEDGED AND AGREED:

NCO FINANCIAL SYSTEMS, INC., as Successor Servicer


By________________________________
    Name:
    Title:

CREDITRUST FUNDING I LLC


By________________________________
    Name:
    Title:

CREDITRUST CORPORATION


By________________________________
    Name:
    Title:


WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By_______________________________
    Name:
    Title:

                                    EXHIBIT G

                    [FORM OF FUNDS TRANSFER LETTER AGREEMENT]

                             CREDITRUST SPV98-2 LLC
                             7000 Security Boulevard
                                    Baltimore
                                    MD 21244


                                February__, 2001

Wells Fargo Bank Minnesota, National Association
MAC N9311-161
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn.:  Corporate Trust Services -
        Asset-Backed Administration

NCO Portfolio Funding, Inc.
1705 Whitehead Road,
Baltimore, MD 21207

Asset Guaranty Insurance Company
335, Madison Avenue
New York, NY 10017

Ladies and Gentlemen,

Re: Creditrust SPV98-2, LLC ("the Issuer")

     This letter agreement (this "Letter Agreement") is made this ___ day of February, 2001 in connection with:

     (a) the Settlement Agreement entered into among Creditrust Corporation ("Creditrust"), Asset Guaranty Insurance Company (the "Note Insurer") , Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, Creditrust Funding I, LLC, the Issuer, NCO Financial Systems, Inc. and NCO Portfolio Funding, Inc. ("NCPFI") on October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "Settlement Agreement"); and

     (b) Amendment No. 4 ("Amendment No. 4") to the Indenture and Servicing Agreement among the Issuer, Wells Fargo Minnesota Bank, National Association (formerly known as Norwest Bank Minnesota, National Association, "Wells") as Trustee and Back-up Servicer, and Creditrust dated as of December 1, 1998, as amended by Amendment No. 1 thereto dated as of February 16, 1999, Amendment No. 2 thereto dated as of June 1, 1999, and Amendment No. 3 thereto dated as of December 21, 1999 (as so amended, and as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof, the "98-2 Indenture"), relating to the Issuer's variable rate Creditrust Receivables-Backed Notes, Series 98-2.

     Among other things, the Settlement Agreement provides for the settlement of
(i) the litigation brought by Creditrust against AGIC and others and (ii) the litigation brought by AGIC against Creditrust and requires NCPFI and the Issuer to enter into the transactions set forth in this Letter Agreement. Furthermore, it is a condition precedent to the occurrence of the "Amendment Effective Date" under Amendment No. 4 that this Letter Agreement shall be entered into by the Issuer and acknowledged and agreed by its addressees.

     In this Letter Agreement, "98-A Indenture" means that certain Indenture and Servicing Agreement dated as of September 1, 1998 (as amended, restated, supplemented or otherwise modified from time to time thereafter pursuant to the terms thereof), among Creditrust Funding I LLC, as "Issuer" (the "Pool 98-A Issuer"), Wells as "Trustee" and "Back-up Servicer", Creditrust as initial "Servicer"; and Asset Guaranty Insurance Company as "Note Insurer" thereunder; "98-A Transaction Documents" means the documents included in the definition of "Transaction Documents" in the 98-A Indenture and "98-A Reserve Account" means the "Reserve Account" as defined in the 98-A Indenture. Capitalized terms not defined herein shall have the meanings given to them in the 98-2 Indenture.

     Notwithstanding any provision in the 98-2 Indenture or elsewhere to the contrary, the Issuer hereby agrees that it shall not receive any distributions pursuant to Section 4.04(b)(ix)(D), Section 4.05(b), Section 4.05(d) or Section 4.05A(b) of the 98-2 Indenture (collectively, the "98-2 Distributions") during any period of time that the principal and interest on the Notes has not been paid in full, and that any such 98-2 Distributions shall be deposited to, or remain on deposit in, the Reserve Account, as applicable. Upon payment in full of all principal and interest on the Notes, and on each Business Day occurring thereafter prior to the date on which the "Claim" (as such term is defined in the Settlement Agreement) shall be satisfied in full or the "Deficiency Sum" (as such term is defined in the Settlement Agreement) shall be reduced to zero (whichever shall first occur), the Issuer agrees to direct the Trustee to pay (or, to the extent that the Issuer shall have received any such amounts, the Issuer agrees to pay):

     (a)  all amounts then on deposit in the Reserve Account;

     (b) all 98-2 Distributions otherwise payable to the Issuer under the 98-2 Indenture; and

     (c) all Net Proceeds and all other payments, collections, recoveries or other proceeds received, made or realized in respect of the Receivables (after deduction of (A) a servicing fee equivalent in amount to the Servicing Fee calculated under the 98-2 Indenture, but without duplication of any such Servicing Fee paid thereunder, as well as (B) any Third Party Fees incurred in connection with the collection of any such Receivables by third parties or by the Servicer on their behalf), to the 98-A Trustee for deposit under the 98-A Indenture and the other 98-A Transaction Documents to the 98-A Reserve Account, provided, however, that if at such time (A) all principal and interest on the Notes has been paid in full, (B) the Claim (as defined in the Settlement Agreement) shall have been satisfied in full, or (C) the Deficiency Sum (as defined in the Settlement Agreement) shall have been reduced to zero, then all amounts otherwise payable to the Issuer hereunder or otherwise shall be so paid to the Issuer, without giving effect to this paragraph.

     Nothing in this Letter Agreement shall be deemed to prohibit the sale by the Issuer of some or all of the Receivables and any related property, in an arms'-length commercially reasonable manner, at any time; provided that any such sale shall comply with the provisions of paragraph 4(B) of the Settlement Agreement.

     The Issuer agrees to execute any documents and take any action requested by the Note Insurer to further evidence, perfect or give effect to each of the provisions of this Letter Agreement.

     By signing a copy of this Letter Agreement, each of the Issuer, Wells (in its various capacities set forth below) and the Note Insurer acknowledge and agree that (i) the terms of the Settlement Agreement directly and indirectly benefit the Issuer, (ii) the Pool 98-A Issuer and the Note Insurer are parties to the Settlement Agreement, and (iii) each of the other parties to the Settlement Agreement entered into the Settlement Agreement based, in part, upon an understanding that the provisions set forth in this Letter Agreement would be effected by entering into a definitive agreement, and by appropriate amendments to the Transaction Documents. Consequently, each of the parties hereto acknowledges and agrees that (x) each of the Pool 98-A Issuer, the 98-A Trustee, the "Noteholders," the "Back-up Servicer" and the "Note Insurer", each as defined under the 98-A Indenture, are intended third party beneficiaries of this Letter Agreement, and (y) the provisions of this Letter Agreement shall survive the termination of the 98-2 Indenture.

                                     Yours faithfully,



                                     CREDITRUST SPV98-2, LLC



                                     By:________________________________
                                          Name:
                                          Title:

               [FUNDS TRANSFER LETTER AGREEMENT - SIGNATURE PAGE]


ACKNOWLEDGED AND AGREED

WELLS FARGO MINNESOTA BANK, N.A.
as Trustee and Back-up Servicer under the 98-2 Indenture and as Trustee and Back-up Servicer under the 98-A Indenture

By:_______________________________
Name:
Title:


WELLS FARGO MINNESOTA BANK, N.A.
as outgoing Servicer



By:_______________________________
Name:
Title:


NCO PORTFOLIO FUNDING, INC.



By:_______________________________
Name:
Title:



ASSET GUARANTY INSURANCE COMPANY
as Note Insurer



By:_______________________________
Name:
Title:

                                    EXHIBIT H

               [FORM OF INSURANCE AGREEMENT AMENDMENT SIDE LETTER]

                        ASSET GUARANTY INSURANCE COMPANY
                               335 Madison Avenue
                                   25th Floor
                             New York, NY 10017-4605


NCO Financial Systems, Inc.                            Creditrust Funding I, LLC
NCO Portfolio Funding, Inc                             7000 Security Boulevard
1705 Whitehead Road,                                   Baltimore, MD 21244
Baltimore, MD 21207


Wells Fargo Bank Minnesota, National Association       Creditrust Corporation
MAC N9311-161                                          7000 Security Boulevard
Sixth Street and Marquette Avenue                      Baltimore, MD 21244
Minneapolis, Minnesota 55479
Attn.:  Corporate Trust Services -
        Asset-Backed Administration


                                February__, 2001


     Re: Creditrust Corporation ("Creditrust") - Bankruptcy Case No. 00-5-7812-JS; Amendments to 98-A Indenture in Connection with the Settlement Agreement

Ladies and Gentlemen,

     We hereby make reference to:

          (i) the Settlement Agreement dated October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "Settlement Agreement"), among Creditrust, the undersigned, Asset Guaranty Insurance Company (the "Note Insurer"), Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, Creditrust Funding I, LLC (the "Issuer"), Creditrust SPV98-2, LLC, NCO Financial Systems, Inc. and NCO Portfolio Funding, Inc. (collectively, the "Parties");

          (ii) the Indenture and Servicing Agreement, among the Issuer, Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota,

               National Association, "Wells"), as trustee (in such capacity, the "Trustee") and as backup servicer (in such capacity, the "Backup Servicer"), the Note Insurer, and Creditrust, as initial "Servicer" thereunder, dated as of September 1, 1998, as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, Amendment No. 2 to Indenture and Servicing Agreement dated as of March 15, 1999, Amendment No. 3 to Indenture and Servicing Agreement dated as of December 21, 1999, and Amendment No. 4 to Indenture and Servicing Agreement dated as of February 29, 2000 (the "98-A Indenture"), relating to the Issuer's variable rate Creditrust Warehouse Notes, Series 1998-A;

         (iii) Amendment No. 5 to Indenture and Servicing Agreement dated as of the date hereof, among the Issuer, Wells, as Trustee, as Backup Servicer and as predecessor "Servicer", the Note Insurer and NCO Financial Systems, Inc., a Pennsylvania corporation ("NCOFS"), as successor "Servicer" ("Amendment No. 5"); and

          (iv) the Insurance and Reimbursement Agreement, dated as of September 29, 1998, among the Note Insurer, the Issuer, Creditrust, individually and as initial "Servicer", and the Trustee and Backup Servicer (the "Insurance Agreement").

Capitalized terms used but not defined in this letter (this "Letter Agreement") shall have the meanings given to them in the 98-A Indenture or in Amendment No. 5, as the context may require.

     In connection with entering into Amendment No. 5, and effective as of the Amendment Effective Date, we hereby confirm and agree with you, and by executing and returning a signed copy of this letter in the space provided below, you hereby confirm and agree with us, as follows:

     (a) Upon becoming Successor Servicer under the 98-A Indenture, as amended by Amendment No. 5, NCOFS will also become the "Successor Servicer" under the Insurance Agreement, pursuant to and subject in all events to the limitations set forth in Section 5.04 of the Insurance Agreement. In accordance with Section 5.04 of the Insurance Agreement, NCOFS as Successor Servicer shall not be responsible with respect to any of the liabilities of any of the former Servicers (Creditrust, Coldata Inc. and Wells, each a "predecessor Servicer") and, for the avoidance of doubt, NCOFS as Successor Servicer shall have no liability or obligation whatsoever to indemnify the Note Insurer or any other Person for losses, claims or damages arising out of the acts, or failures to act, of any predecessor Servicer.

     (b) As of the Amendment Effective Date, there may be one or more Events of Default or Servicer Defaults then in existence. Pursuant to Amendment No. 5, any such Event of Default or

          Servicer Default which is attributable to the performance by Creditrust or Wells Fargo Bank Minnesota, National Association of its obligations as predecessor Servicer to NCOFS shall have been waived. In addition, for the avoidance of doubt, it is understood and agreed that any such Event of Default or Servicer Default attributable to a predecessor Servicer and in existence as of the Amendment Effective Date, shall not, without more, give rise to the ability of the Note Insurer, as Controlling Party, to exercise its rights under Section
          8.02 of the 98-A Indenture to terminate NCOFS as Servicer thereunder.

     (c) The Insurance Agreement is hereby deemed amended and/or modified as of the Amendment Effective Date, as follows:

          (1) Section 3.01 is amended to delete the introductory clause thereof in its entirety and replace the following therefor:

                    "Each of (i) the Issuer and Creditrust, both in its
               individual capacity and as initial servicer (the "Initial Servicer"), severally and not jointly, as of the Closing Date,
               (ii) NCO Financial Systems, Inc., a Pennsylvania corporation ("NCOFS") as Successor Servicer, as of the Amendment Effective Date, and (iii) any succeeding Successor Servicer, as of the date on which it becomes Successor Servicer pursuant to Section 5.04 hereof, represents and warrants to AGIC that:".

          (2) Section 3.01 is further amended to replace all references to "Servicer" in paragraph (h) thereof with reference to "Initial Servicer".

          (3) Section 3.01 is further amended to replace all references to "the Transaction Documents" in paragraphs (a), (b), (c), (d), (e), (f) and (g) thereof with the following reference:

                    ", in the case of the Issuer, the Initial Servicer, and
               Creditrust, the Transaction Documents and, in the case of any Successor Servicer, the Indenture and Insurance Agreement,".

          (4) Section 4.01 is amended to delete the introductory clause thereof in its entirety and replace the following therefor:

                    "Each of (i) Creditrust, individually and as Initial
               Servicer, (ii) as of the Amendment Effective Date, NCOFS as Successor Servicer, and (iii) as of the date on which any succeeding Successor Servicer becomes a party hereto, such Successor Servicer, hereby covenants and agrees that during the term of this Insurance Agreement:".

          (5) Section 4.01 is further amended to replace all references to "the Transaction Documents" in paragraphs (a), (b), and (d) thereof with the following reference:

                    ", in the case of the Initial Servicer and Creditrust, the
               Transaction Documents and, in the case of any Successor Servicer, the Indenture and Insurance Agreement,".

          (6) Section 7.02 is amended to (A) replace the heading "If to Creditrust or the Servicer:" therein with the heading "If to Creditrust or the Initial Servicer:"; and (B) to add the following:

                                    "If to NCOFS as the Successor Servicer:

                                    NCO Financial Systems, Inc.
                                    1705 Whitehead Road,
                                    Baltimore, MD 21207
                                    Attention: Michael J. Barrist, President
                                    Telephone: 215-793-2901
                                    Facsimile: 215-793-2908

                                    With a copy to:

                                    Blank, Rome, Comisky & McCauley LLP
                                    One Logan Square
                                    Philadelphia, PA
                                    Attention: Joel C. Shapiro
                                    Telephone: 215-569-5746
                                    Facsimile: 215-569-5522


     This Letter Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

                                            Yours faithfully,

                                            ASSET GUARANTY INSURANCE COMPANY



                                            By:___________________________
                                            Name:
                                            Title:

ACKNOWLEDGED AND AGREED

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee and Back-up Servicer


By:________________________________
Name:
Title:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as outgoing Servicer


By:____________________________
Name:
Title:


CREDITRUST CORPORATION
Individually and as initial servicer


By:____________________________
Name:
Title:


CREDITRUST FUNDING I, LLC,
as Issuer


By:____________________________
Name:
Title:

NCO FINANCIAL SYSTEMS, INC.
as Successor Servicer


By:______________________
Name:
Title:


NCO PORTFOLIO FUNDING, INC.



By:______________________
Name:
Title:

                                    EXHIBIT I

                      [FORM OF NPFI SIDE LETTER AGREEMENT]

                           NCO PORTFOLIO FUNDING, INC.
                              1705 Whitehead Road,
                               Baltimore, MD 21207


Wells Fargo Bank Minnesota, National Association     NCO Financial Systems, Inc.
MAC N9311-161                                        1705 Whitehead Road,
Sixth Street and Marquette Avenue                    Baltimore, MD 21207
Minneapolis, Minnesota 55479
Attn.:  Corporate Trust Services -
         Asset-Backed Administration                 Creditrust Funding I, LLC.
                                                     7000 Security Boulevard
                                                     Baltimore
Asset Guaranty Insurance Company                     MD 21244
335, Madison Avenue
New York, NY 10017

                                February__, 2001



     Re: Creditrust Corporation ("Creditrust") - Bankruptcy Case No. 00-5-7812-JS; Amendments to 98-A Indenture and 98-A Insurance Agreement in connection with the Settlement Agreement

Ladies and Gentlemen,

     We hereby make reference to:

     (d) the Settlement Agreement dated October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "Settlement Agreement"), among Creditrust, NCO Financial Systems, Inc. ("NCOFS"), NCO Portfolio Funding, Inc. ("NPFI"), Asset Guaranty Insurance Company (the "Note Insurer"), Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, Creditrust Funding I, LLC (the "98-A Issuer"), Creditrust SPV98-2, LLC, NCO Financial Systems, Inc. and NCO Portfolio Funding, Inc.

     (e) the Indenture and Servicing Agreement among the 98-A Issuer, Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association, "Wells"), as trustee (in such capacity, the "98-A Trustee") and as backup servicer (in such capacity, the "98-A Backup Servicer"), the Note

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          Insurer, and Creditrust, as initial "Servicer" thereunder, dated as of
          September 1, 1998, as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, Amendment No. 2 to Indenture and Servicing Agreement dated as of March 15, 1999,
          Amendment No. 3 to Indenture and Servicing Agreement dated as of December 21, 1999, and Amendment No. 4 to Indenture and Servicing Agreement dated as of February 29, 2000 (the "Original 98-A Indenture"), relating to the 98-A Issuer's variable rate Creditrust Warehouse Notes, Series 1998-A;

     (f) Amendment No. 5 ("Amendment No. 5") to the Original 98-A Indenture dated as of the date hereof, among the 98-A Issuer, Wells (in its capacity as the 98-A Trustee, the 98-A Backup Servicer and as a predecessor "Servicer" under the Original 98-A Indenture), the Note Insurer and NCOFS, as successor "Servicer" under the 98-A Indenture (together with the Original 98-A Indenture, the "98-A Indenture");

     (g) the Insurance and Reimbursement Agreement, dated as of September 29, 1998, among the Note Insurer, the 98-A Issuer, Creditrust, individually and as initial "Servicer" under the 98-A Indenture, and the 98-A Trustee and 98-A Backup Servicer (the "Original 98-A Insurance Agreement"); and

     (h) the letter dated the date hereof among the Note Insurer, NCOFS, Creditrust, the 98-A Issuer and Wells (in its capacity as 98-A Trustee and 98-A Back-up Servicer and as a predecessor "Servicer" under the Original 98-A Indenture) amending the terms of the Original 98-A Insurance Agreement (the "98-A Insurance Agreement Amendment Side Letter" and, after giving effect to the 98-A Insurance Agreement Amendment Side Letter, the Original Insurance Agreement is hereinafter referred to as the "98-A Insurance Agreement").

     Among other things, the Settlement Agreement provides for the settlement of
(i) the litigation brought by Creditrust against the Note Insurer and others and
(ii) the litigation brought by the Note Insurer against Creditrust. Furthermore, it is a condition precedent to the occurrence of the "Amendment Effective Date" under Amendment No. 5 that this side letter (this "Side Letter Agreement") shall be entered into by NPFI. NPFI has advised the Note Insurer that it is forming a wholly-owned subsidiary designated as NCO Holdings LLC, a limited liability company organized under the laws of the State of Nevada ("NCO Holdings"), which shall own 100% of the Units of the 98-A Issuer. So long as NCO Holdings executes this Side Letter Agreement and agrees to be bound hereby, the Note Insurer agrees that the ownership of the Units of the 98-A Issuer by NCO Holdings shall not cause the occurrence of an event of default under the 98-A Indenture. Capitalized terms used but not defined in this Side Letter Agreement shall have the meanings given to them in the 98-A Indenture.

     In consideration of the parties to this Side Letter Agreement (i) agreeing to undertake their respective obligations as set out in the Settlement Agreement and (ii) entering into Amendment No. 5 and the 98-A Insurance Agreement Amendment Side Letter, and effective as of the Amendment Effective Date, NPFI hereby covenants and agrees to do all such things, or refrain from doing all such things, as may be required to maintain the 98-A Issuer's

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status as a separate legal entity at all times. Without limiting the generality of the foregoing, NPFI hereby covenants and agrees to:

     (i) cause the 98-A Issuer to conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such;

     (ii) cause the 98-A Issuer to compensate all employees, consultants and agents directly or indirectly through reimbursement of the Successor Servicer, from the 98-A Issuer's bank accounts, for services provided to the 98-A Issuer by such employees, consultants and agents and, to the extent any employee, consultant or agent of the 98-A Issuer is also an employee, consultant or agent of the Successor Servicer, allocate the compensation of such employee, consultant or agent between the 98-A Issuer and the Successor Servicer on a basis which reflects the respective services rendered to the 98-A Issuer and the Successor Servicer;

    (iii) cause the 98-A Issuer to (A) pay its own incidental administrative costs and expenses from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the 98-A Issuer and the Successor Servicer, on the basis of actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered;

     (iv) cause the 98-A Issuer to at all times have at least one independent member, with at least one independent director, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of managers;

     (v) cause the 98-A Issuer to maintain its books and records separate from those of any Affiliate;

     (vi) cause the 98-A Issuer to prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statement have notes to the effect that the 98-A Issuer is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors, as the case may be;

    (vii) cause the 98-A Issuer to not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with the 98-A Indenture), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank

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          accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

   (viii) not permit any of its Affiliates to pay the 98-A Issuer's operating expenses (other than by way of allocation as permitted pursuant to clause (iii) above);

     (ix) not permit the 98-A Issuer to guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate (either directly or by seeking credit based on the assets of such Affiliate), or otherwise hold itself out as responsible for the debts of any Affiliate;

     (x) cause the 98-A Issuer to maintain at all times stationery separate from that of any Affiliate and have all its officers and employees conduct all of its business solely in its own name;

     (xi) hold regular meetings of its board of managers in accordance with the provisions of its LLC Agreement and otherwise take such actions as are necessary on its part to ensure that all company procedures required by its LLC Agreement and By-laws are duly and validly taken;

    (xii) cause the 98-A Issuer to respond to any inquires made directly to it with respect to ownership of a Receivable by stating that it is the owner of such contributed Receivable, and, if requested to do so, that the 98-A Trustee has been granted a security interest in such Receivable;

   (xiii) cause the 98-A Issuer to take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by the 98-A Issuer's counsel remain true and correct at all times;

    (xiv) at all times, own (either directly or indirectly through NCO Holdings) 100% of the Units of the 98-A Issuer; and

     (xv) at all times, NCOP shall own 100% of the membership interests of NCO Holdings.

     This Side Letter Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

                                            Yours faithfully,

                                            NCO PORTFOLIO FUNDING, INC.

                                            By:______________________
                                            Name:
                                            Title:

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                   [NPFI SIDE LETTER (98-A) - SIGNATURE PAGE]

ACKNOWLEDGED AND AGREED

CREDITRUST FUNDING I, LLC

By:________________________________
Name:
Title:

WELLS FARGO MINNESOTA BANK, N.A.
as Trustee and Back-up Servicer under the 98-A Indenture

By:_______________________________
Name:
Title



WELLS FARGO MINNESOTA BANK, N.A.
as outgoing Servicer

By:_______________________________
Name:
Title:



NCO FINANCIAL SYSTEMS, INC.
as Successor Servicer

By:_______________________________
Name:
Title



ASSET GUARANTY INSURANCE COMPANY
as Note Insurer

By:_______________________________
Name:
Title



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                                    EXHIBIT J

"Quick-Draft" means a payment which is initiated on behalf of an Obligor, at the Obligor's instruction, utilizing software systems (including, without limitation, a proprietary system, or a commercially available system including, but not limited to, the system marketed by Direct Check, Inc.) to create a check drawn on the Obligor's account or an electronic fund transfer, or such other software systems as are customarily used in the industry to accomplish the transfer of funds from an Obligor on an automatic basis. Such payments are automatically withdrawn from an Obligor's deposit account on an agreed upon date over an agreed upon period of time without further authorization from the Obligor. Prior to the Plan Effective Date, all Quick-Drafts are received by Coldata, Inc. while any Quick-Drafts to be made after the Plan Effective Date to be received by the Successor Servicer.

"Quick-Payments" means payments which are received from third parties (including, without limitation, Western Union), on account of the payments due and owing from any Obligor by way of electronic transfer, check or other debt instrument from the third party (for the benefit of the Obligor). Prior to the Plan Effective Date, all Quick-Payments are received by Coldata, Inc. while any Quick-Payments to be made after the Plan Effective Date to be received by the Successor Servicer.


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